UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

NABI BIOPHARMACEUTICALS
(Name of Registrant as Specified in Its Charter)

THE MANGROVE PARTNERS FUND, L.P. MANGROVE PARTNERS MANGROVE CAPITAL NATHANIEL AUGUST
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

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(4)           Proposed maximum aggregate value of transaction:

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The Mangrove Partners Fund, L.P., together with the other participants named herein (collectively, “Mangrove Partners”), has made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying GREEN proxy card to be used to solicit votes in opposition to the proposed transaction between Nabi Biopharmaceuticals, a Delaware corporation (the “Company”), and Biota Holdings Limited, a Melbourne, Australia corporation, and related transaction proposals at the Company’s special meeting of stockholders to be held on September 24, 2012.

On August 29, 2012, Mangrove Partners issued the Investor Presentation attached as Exhibit 1.